Exhibit No. 99

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 $1,193,036,100
                (Approximate Offered, Subject to +/- 5% Variance)
                                  WFMBS 05-AR4
                             Wachovia Bank, Trustee

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Est.
                                                      WAL                 Payment        Est.     Expected               Expected
                            Initial                 to Roll     WAL To    to Roll     Payment to  Initial      Legal      Ratings
            Approx.imate    Coupon     Security    (yrs) (2)   Maturity    Window      Maturity     Loss       Final      (Fitch
  Class       Size ($)        (1)     Description     (3)     (yrs) (2)   (2) (3)     Window (2)  Coverage   Maturity    /Moody's)
-----------------------------------------------------------------------------------------------------------------------------------
I-A-1       $353,739,000    4.680%    Variable PT    2.60        3.38    04/05-1/10   04/05-1/35   3.35%     4/25/2035   AAA / Aaa
II-A-1      $806,291,000    4.543%    Variable PT    2.56        3.32    04/05-1/10   04/05-1/35   3.35%     4/25/2035   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------
B-1 (4)      $21,004,000   Variable     Sub PT       4.25        5.99    04/05-1/10   04/05-1/35   1.60%     4/25/2035      AA
B-2 (4)      $7,201,000    Variable     Sub PT       4.25        5.99    04/05-1/10   04/05-1/35   1.00%     4/25/2035       A
B-3 (4)      $4,801,000    Variable     Sub PT       4.25        5.99    04/05-1/10   04/05-1/35   0.60%     4/25/2035      BBB
B-4 (4)(5)   $2,401,000    Variable     Sub PT       4.25        5.99    04/05-1/10   04/05-1/35   0.40%     4/25/2035      BB
B-5 (4)(5)   $2,400,000    Variable     Sub PT       4.25        5.99    04/05-1/10   04/05-1/35   0.20%     4/25/2035       B
B-6 (4)(5)   $2,401,621    Variable     Sub PT       4.25        5.99    04/05-1/10   04/05-1/35   0.00%     4/25/2035      NR
R (6)           $100       Variable    Residual      0.11        0.11    04/05-04/05  04/05-04/05            4/25/2035   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------

(1)   The Class coupons are described under "Interest Rates" on page 7.

(2) Prepayments for Mortgage Pools 1 and 2 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in April 2005.

(3) The WAL to Roll assumes that the outstanding principal balance of each mortgage loan will be paid in full on its first Rate Adjustment Date.

(4)   Crossed-subordinate bonds.

(5)   Not offered under this term sheet.

(6)   Non-economic REMIC residual.


--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF MARCH 2005 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION
                  IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       1
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:
--------------

o     The deal is comprised of 2 Mortgage Pools:

            Mortgage Pool 1 is comprised of 5-year Conforming Hybrid ARMs. The 5-year Hybrid ARMs in Pool 1 are indexed to 1 Year CMT and 1 Year LIBOR.

            Mortgage Pool 2 is comprised of 5-year Non - Conforming Hybrid ARMs. The 5-year Hybrid ARMs in Pool 2 are indexed to 1 Year CMT and 1 Year LIBOR.

o Interest and principal on Mortgage Pools 1 and 2 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B-1, B-2, B-3, B-4, B-5 and B-6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 10% Optional Termination: The transaction may be called by Wells Fargo Asset Securities Corporation on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Priority of Distributions:
--------------------------

o Distributions will be made on each Distribution Date from the applicable Pool Distribution Amount in the following order of priority:

Mortgage Pool 1: First to class R and then to I-A-1.

Mortgage Pool 2: To class II-A-1.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       3
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                       March 1, 2005

Expected Settlement Date:           March 16, 2005

Distribution Dates:                 25th of each month, commencing in April 2005

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Wells Fargo Mortgage Backed Securities
                                    ("WFMBS")

Lead Manager:                       Lehman Brothers Inc.

Master Servicer:                    Wells Fargo Bank

Servicer(s):                        Wells Fargo Bank

Master Servicer Fee:                0.01% per annum

Servicing Fee:                      As of the Cut off Date, the weighted average
                                    Servicing Fee is approximately 0.25% per annum.

Trustee:                            Wachovia Bank

Rating Agencies:                    It is expected that Fitch will rate all of
                                    the Offered Certificates; and Moody's will rate all of the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 days



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       4
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Accrual Period:            The interest accrual period with respect to
                                    all Classes of Certificates for a given
                                    Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:                   All Certificates settle with 15 days of
                                    accrued interest

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class I-A-1, II-A-1: $25,000 /$1000
                                    thereafter.
                                    Class B-1, B-2, and B-3: $100,000/$1000
                                    thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1: 25% CPR per annum.
                                    Mortgage Pool 2: 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2, and B3 Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Due Period:                         The "Due Period" related to each
                                    Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.



Interest Rates:                     Class I-A-1 will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1.

                                    Class R will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class II-A-1, will bear interest at a rate equal to the Net WAC of Mortgage pool 2.



                                    Classes B-1, B-2, B-3, B-4, B-5 and B-6 are cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B1, B2, B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the Net WAC for Mortgage Pools 1 and 2 weighted on the basis of the Pool 1 and Pool 2 Subordinate amounts.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       6
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The initial credit enhancement for Mortgage Pool 1 and Pool 2 Senior
                                    Certificates will consist of the
                                    subordination of the Class B Certificates, initially 3.35% total subordination.

                                    The credit enhancement information shown below is subject to final rating agency approval:

                                    Subordination of Class B Certificates
                                    -------------------------------------

                Priority of         -----------------------           Order of
                Payment                   Class A                     Loss
                             ----   Credit Support (3.35%)      /\    Allocation
                             |  |   -----------------------    /  \
                             |  |         Class B-1           /    \
                             |  |   Credit Support (1.60%)     |  |
                             |  |   -----------------------    |  |
                             |  |         Class B-2            |  |
                             |  |   Credit Support (1.00%)     |  |
                             |  |   -----------------------    |  |
                             |  |         Class B-3            |  |
                             |  |   Credit Support (0.60%)     |  |
                             |  |   -----------------------    |  |
                            _|  |_        Class B-4            |  |
                            \    /  Credit Support (0.40%)     |  |
                             \  /   -----------------------    |  |
                              \/          Class B-5            ----
                                    Credit Support (0.20%)
                                    -----------------------
                                          Class B-6
                                    Credit Support (0.00%)
                                    -----------------------

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       7
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Shifting Interest Structure with 5 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

            --------------------------------------- -------------------------
                 Distribution Dates (months)                Shift %
            --------------------------------------- -------------------------
                            1 - 60                            100%
            --------------------------------------- -------------------------
                           61 - 72                            70%
            --------------------------------------- -------------------------
                           73 - 84                            60%
            --------------------------------------- -------------------------
                           85 - 96                            40%
            --------------------------------------- -------------------------
                           97 - 108                           20%
            --------------------------------------- -------------------------
                            109 +                              0%
            --------------------------------------- -------------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

            --------------------------------------- -------------------------
                 Distribution Dates (months)                Shift %
            --------------------------------------- -------------------------
                            1 - 36                            50%
            --------------------------------------- -------------------------
                             37+                               0%
            --------------------------------------- -------------------------

(*If the total AAA loss coverage more than doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage more than doubles based on the initial loss coverage as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       8
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 and 2, calculate the following:
------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
      1) Pay sequentially to Class R and then Class I-A-1 until reduced to zero.

Pool 2 Senior PDA as follows:
      1)    Pay Class II-A-1, until reduced to zero.



II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
* Subject to credit support tests
1) Pay to Class B-1, B-2, B-3, B-4, B-5 and B-6 on a pro-rata basis, until reduced to zero.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       9
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------


The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 and Pool 2 collateral less the current principal balance of the Mortgage Pool 1 and 2 Senior Bonds.

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds.

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds.




-------------------------------------------------------------------------------
                                     Contacts
--------------------------- -------------------------- ------------------------
MBS Trading                 Brian Hargrave             (212) 526-8320

--------------------------- -------------------------- ------------------------
Residential Finance         Joe Kelly                  (212) 526-4274
                            Daniel Israeli             (212) 526-5754
                            Maxine Wolfowitz           (212) 526-2751

--------------------------- -------------------------- ------------------------
Structuring                 Sei-Hyong Park             (212) 526-0203

--------------------------- -------------------------- ------------------------
Syndicate                   Kevin White                (212) 526-9519
                            Daniel Covello             (212) 526-9519
                            Paul Tedeschi              (212) 526-9519
--------------------------- -------------------------- ------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                Yield Tables (%)

Class I-A-1 to Weighted Average Roll Date

---------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR    15% CPR     20% CPR    25% CPR      30% CPR    35% CPR     40% CPR
===============================================================================================================
100-8                              4.56        4.54       4.51        4.49         4.46       4.42        4.38
===============================================================================================================
WAL (yr)                           3.78        3.34       2.95        2.60         2.30       2.03        1.79
MDUR (yr)                          3.36        2.98       2.65        2.35         2.09       1.86        1.65
First Prin Pay                  4/25/05     4/25/05    4/25/05     4/25/05      4/25/05    4/25/05     4/25/05
Last Prin Pay                   1/25/10     1/25/10    1/25/10     1/25/10      1/25/10    1/25/10     1/25/10
---------------------------------------------------------------------------------------------------------------

Class I-A-1 to Maturity

---------------------------------------------------------------------------------------------------------------
Flat Price                    10% CPR     15% CPR    20% CPR     25% CPR     30% CPR     35% CPR     40% CPR
===============================================================================================================
100-8                              5.04        4.92       4.81        4.71         4.62       4.54        4.47
===============================================================================================================
WAL (yr)                           7.87        5.62       4.27        3.38         2.75       2.29        1.94
MDUR (yr)                          5.83        4.45       3.54        2.90         2.42       2.05        1.76
First Prin Pay                  4/25/05     4/25/05    4/25/05     4/25/05      4/25/05    4/25/05     4/25/05
Last Prin Pay                   1/25/35     1/25/35    1/25/35     1/25/35      1/25/35    1/25/35     1/25/35
---------------------------------------------------------------------------------------------------------------

Class II-A-1 to Weighted Average Roll Date

---------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR    15% CPR     20% CPR    25% CPR      30% CPR    35% CPR     40% CPR
===============================================================================================================
100-00                             4.50        4.49       4.47        4.46         4.44       4.42        4.40
===============================================================================================================
WAL (yr)                           3.69        3.27       2.89        2.56         2.26       2.00        1.77
MDUR (yr)                          3.29        2.93       2.60        2.32         2.06       1.83        1.63
First Prin Pay                  4/25/05     4/25/05    4/25/05     4/25/05      4/25/05    4/25/05     4/25/05
Last Prin Pay                   1/25/10     1/25/10    1/25/10     1/25/10      1/25/10    1/25/10     1/25/10
---------------------------------------------------------------------------------------------------------------

Class II-A-1 to Maturity

---------------------------------------------------------------------------------------------------------------
Flat Price                    10% CPR     15% CPR    20% CPR     25% CPR     30% CPR     35% CPR     40% CPR
===============================================================================================================
100-00                             4.87        4.78       4.70        4.63         4.56       4.51        4.46
===============================================================================================================
WAL (yr)                           7.65        5.49       4.18        3.32         2.71       2.26        1.92
MDUR (yr)                          5.72        4.38       3.49        2.85         2.38       2.03        1.75
First Prin Pay                  4/25/05     4/25/05    4/25/05     4/25/05      4/25/05    4/25/05     4/25/05
Last Prin Pay                   1/25/35     1/25/35    1/25/35     1/25/35      1/25/35    1/25/35     1/25/35
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

        ------------------------------ ---------------------- ----------------------- -----------------------
                                          5/1 Conforming        5/1 Non-Conforming
                                            Hybrid ARMs            Hybrid ARMs
                                              Pool 1                  Pool 2                Aggregate
        Total Number of Loans                          1,455                   1,503                   2,958
        Total Outstanding Loan
        Balance                                 $366,000,684           $ 834,238,038          $1,200,238,722
        Average Loan Principal
        Balance                                     $251,547               $ 555,049                $405,760
        Range of Loan Principal
        Balance                            $47,300- $359,650    $234,800- $4,000,000    $47,300 - $4,000,000
        Weighted Average Coupon                       4.940%                  4.803%                  4.845%
        Range of Coupons                      2.625 - 6.000%          2.750 - 5.750%          2.625 - 6.000%
        Weighted Average Margin                       2.740%                  2.578%                  2.628%
        Range of Margins                     2.250% - 2.750%         2.250% - 2.750%           2.25% - 2.75%
        Initial Periodic Cap                          5.000%                  5.000%                  5.000%
        Periodic Cap                                  2.000%                  2.000%                  2.000%
        Interest Only %                               92.51%                  53.36%                  65.30%
        Weighted Average Maximum Rate                 9.940%                  9.803%                  9.845%
        Weighted Average Original
        Term (mo.)                                     360.0                   360.0                   360.0
        Weighted Average Remaining
        Term (mo.)                                     357.5                   357.2                  357.30
        Range of Remaining Term (mo.)              340 - 360               332 - 360                 332-360
        Weighted Average Original LTV                 74.96%                  68.87%                  70.73%
        Range of Original LTV                12.90% - 95.00%        15.52% - 100.00%        12.90% - 100.00%
        Weighted Average FICO                            741                     740                     740
        Range of FICO                              621 - 822               617 - 819               617 - 822
        ------------------------------ ---------------------- ----------------------- -----------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

-------------------------------------- -------------------- ------------------ --------------------
                                         5/1 Conforming            5/1
                                                             Non-Conforming
                                           Hybrid ARMs         Hybrid ARMs
                                             Pool 1              Pool 2             Aggregate
Lien Position
First                                               100.0%             100.0%               100.0%
Geographic Distribution
(Other states account individually
for less than                                  CA - 32.34%        CA - 46.72%          CA - 42.33%
5% of the Cut-off Date principal
balance)                                        FL - 8.92%         IL - 6.48%           IL - 5.61%
                                                VA - 6.69%         NY - 5.43%           VA - 5.58%
                                                                   NJ - 5.37%           NJ - 5.12%
                                                                   VA - 5.09%           FL - 5.00%

Occupancy Status
Primary Home                                        90.83%             94.56%               93.42%
Second Home                                          9.17%              5.44%                6.58%

Loans without  Prepayment Penalites

Total Number of Loans                                1,455              1,503                2,958
Total Principal Balance                       $366,000,684      $ 824,238,038       $1,200,238,722
% of Principal Balance                              100.0%             100.0%               100.0%
Weighted Average Coupon                             4.940%             4.803%               4.845%
-------------------------------------- -------------------- ------------------ --------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


               Collateral Summary for 5/1 Conforming Hybrid ARMs:
               --------------------------------------------------

             5/1 Conforming
              Hybrid ARMs

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/1 ARM                                                 1,455         $366,000,683.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY:                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0.000                                                   1,455         $366,000,683.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0.01 - 50,000.00                                            1         $     47,300.00                0.01%
50,000.01 - 100,000.00                                     35            3,078,357.58                0.84
100,000.01 - 150,000.00                                   170           22,048,881.88                6.02
150,000.01 - 200,000.00                                   242           42,768,424.64               11.69
200,000.01 - 250,000.00                                   228           51,410,105.68               14.05
250,000.01 - 300,000.00                                   253           69,819,441.59               19.08
300,000.01 - 350,000.00                                   437          145,249,803.11               39.69
350,000.01 - 400,000.00                                    89           31,578,369.42                8.63
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GROSS COUPON (%):                           Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.001 - 3.000                                               1         $    264,685.00                0.07%
3.001 - 3.500                                               7            1,586,728.51                0.43
3.501 - 4.000                                              25            6,140,763.79                1.68
4.001 - 4.500                                             149           40,428,764.19               11.05
4.501 - 5.000                                             677          175,886,126.80               48.06
5.001 - 5.500                                             564          133,724,132.05               36.54
5.501 - 6.000                                              32            7,969,483.56                2.18
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       14
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
7.501 - 8.000                                               1         $    264,685.00                0.07%
8.001 - 8.500                                               7            1,586,728.51                0.43
8.501 - 9.000                                              25            6,140,763.79                1.68
9.001 - 9.500                                             149           40,428,764.19               11.05
9.501 - 10.000                                            677          175,886,126.80               48.06
10.001 - 10.500                                           564          133,724,132.05               36.54
10.501 - 11.000                                            32            7,969,483.56                2.18
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5.000                                                   1,455         $366,000,683.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455          366,000,683.90              100.00
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.000                                                   1,455         $366,000,683.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                     1,455         $366,000,683.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                               1,455         $366,000,683.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       15
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
10.001 - 20.000                                             8         $  1,395,142.50                0.38%
20.001 - 30.000                                            13            2,151,531.36                0.59
30.001 - 40.000                                            22            4,711,469.22                1.29
40.001 - 50.000                                            43           10,367,116.58                2.83
50.001 - 60.000                                            74           19,049,912.28                5.20
60.001 - 70.000                                           148           39,807,886.82               10.88
70.001 - 80.000                                         1,070          271,416,912.44               74.16
80.001 - 90.000                                            46           10,341,646.94                2.83
90.001 - 100.000                                           31            6,759,065.76                1.85
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
======================================== ===================== ======================= ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
<= 0                                                        2         $    621,746.01                0.17%
621 - 640                                                   5            1,391,403.31                0.38
641 - 660                                                   9            2,442,950.66                0.67
661 - 680                                                  53           14,246,482.93                3.89
681 - 700                                                 185           46,070,882.03               12.59
701 - 720                                                 210           53,923,961.24               14.73
721 - 740                                                 237           59,382,754.06               16.22
741 - 760                                                 254           62,566,836.80               17.09
761 - 780                                                 241           60,439,552.52               16.51
781 - 800                                                 205           50,805,815.85               13.88
801 - 820                                                  53           13,764,298.49                3.76
821 - 840                                                   1              344,000.00                0.09
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       16
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Full                                                      793         $196,752,910.74               53.76%
No Income Verification                                    509          131,103,583.07               35.82
Stated                                                    117           29,300,216.47                8.01
No Asset Verification                                      36            8,843,973.62                2.42
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                            1,310         $332,427,802.86               90.83%
Second Home                                               145           33,572,881.04                9.17
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
SF Detached                                             1,012         $261,875,301.86               71.55%
Condo Low Rise                                            329           76,486,907.65               20.90
Condo High Rise                                            85           21,251,622.69                5.81
PUD                                                        16            3,435,936.92                0.94
2 Family                                                    7            1,699,417.28                0.46
Coop                                                        6            1,251,497.50                0.34
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       17
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                1,098        $276,956,543.64                75.67%
Rate/Term Refinance                                       224          55,274,806.92                15.10
Cash Out Refinance                                        133          33,769,333.34                 9.23
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                  1,455        $366,000,683.90               100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP 10):                             Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                        397         $118,367,192.18               32.34%
FL                                                        155           32,654,358.10                8.92
VA                                                         87           24,491,813.55                6.69
NJ                                                         64           16,726,732.07                4.57
IL                                                         53           13,241,137.29                3.62
MD                                                         45           12,833,644.13                3.51
WA                                                         52           12,638,647.31                3.45
GA                                                         61           12,572,435.06                3.44
AZ                                                         58           12,302,491.97                3.36
CO                                                         44           11,201,283.20                3.06
Other                                                     439           98,970,949.04               27.04
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,455         $366,000,683.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       18
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


             Collateral Summary for 5/1 Non-Conforming Hybrid ARMs:
             ------------------------------------------------------


               5/1 Non-Conforming
                  Hybrid ARMs

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/1 ARM                                                 1,503         $834,238,037.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY:                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0.000                                                   1,503         $834,238,037.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
200,000.01 - 250,000.00                                     1         $    234,800.00                0.03%
250,000.01 - 300,000.00                                     2              553,332.75                0.07
300,000.01 - 350,000.00                                     1              340,000.00                0.04
350,000.01 - 400,000.00                                   312          118,710,693.17               14.23
400,000.01 - 450,000.00                                   271          115,590,789.89               13.86
450,000.01 - 500,000.00                                   238          113,669,914.11               13.63
500,000.01 - 550,000.00                                   168           88,254,969.72               10.58
550,000.01 - 600,000.00                                   111           63,978,851.46                7.67
600,000.01 - 650,000.00                                   144           91,200,668.90               10.93
650,000.01 - 700,000.00                                    40           27,064,531.09                3.24
700,000.01 - 750,000.00                                    25           18,322,738.21                2.20
750,000.01 - 800,000.00                                    20           15,708,815.27                1.88
800,000.01 - 850,000.00                                    27           22,387,361.95                2.68
850,000.01 - 900,000.00                                    17           14,899,853.69                1.79
900,000.01 - 950,000.00                                    18           16,619,810.91                1.99
950,000.01 - 1,000,000.00                                  73           72,521,320.65                8.69
1,000,000.01 - 1,250,000.00                                13           14,533,705.31                1.74
1,250,000.01 - 1,500,000.00                                12           16,880,957.22                2.02
1,500,000.01 - 1,750,000.00                                 1            1,597,893.03                0.19
1,750,000.01 - 2,000,000.00                                 4            7,592,421.24                0.91
2,000,000.01 - 2,250,000.00                                 1            2,200,000.00                0.26
2,250,000.01 - 2,500,000.00                                 3            7,374,609.33                0.88
3,750,000.01 - 4,000,000.00                                 1            4,000,000.00                0.48
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       19
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                        % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GROSS COUPON (%):                           Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.501 - 3.000                                               2         $    849,884.86                0.10%
3.001 - 3.500                                               7            3,418,374.45                0.41
3.501 - 4.000                                              47           26,143,599.42                3.13
4.001 - 4.500                                             295          164,296,552.13               19.69
4.501 - 5.000                                             777          440,095,417.46               52.75
5.001 - 5.500                                             371          197,709,755.91               23.70
5.501 - 6.000                                               4            1,724,453.67                0.21
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       20
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
7.501 - 8.000                                               2         $    849,884.86                0.10%
8.001 - 8.500                                               7            3,418,374.45                0.41
8.501 - 9.000                                              47           26,143,599.42                3.13
9.001 - 9.500                                             295          164,296,552.13               19.69
9.501 - 10.000                                            777          440,095,417.46               52.75
10.001 - 10.500                                           371          197,709,755.91               23.70
10.501 - 11.000                                             4            1,724,453.67                0.21
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5.000                                                   1,503         $834,238,037.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.000                                                   1,503         $834,238,037.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
301 - 360                                               1,503         $834,238,037.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
301 - 360                                               1,503         $834,238,037.90              100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       21
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
10.001 - 20.000                                             4         $  1,824,993.15                0.22%
20.001 - 30.000                                            13            9,218,132.83                1.10
30.001 - 40.000                                            24           15,994,680.80                1.92
40.001 - 50.000                                            86           57,520,960.68                6.90
50.001 - 60.000                                           164          105,979,173.61               12.70
60.001 - 70.000                                           355          212,471,134.17               25.47
70.001 - 80.000                                           825          416,155,968.82               49.88
80.001 - 90.000                                            26           12,459,476.07                1.49
90.001 - 100.000                                            6            2,613,517.77                0.31
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
<= 0                                                       18         $ 10,112,908.37                1.21%
601 - 620                                                   3            1,494,031.57                0.18
621 - 640                                                  16            7,502,244.84                0.90
641 - 660                                                  28           15,463,747.24                1.85
661 - 680                                                  93           52,565,384.00                6.30
681 - 700                                                 162           88,312,225.55               10.59
701 - 720                                                 175          102,231,301.97               12.25
721 - 740                                                 201          105,522,455.81               12.65
741 - 760                                                 255          139,953,472.21               16.78
761 - 780                                                 300          173,482,941.30               20.80
781 - 800                                                 198          106,908,131.16               12.82
801 - 820                                                  54           30,689,193.88                3.68
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       22
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Full                                                      799         $467,495,862.04               56.04%
No Income Verification                                    445          244,022,560.34               29.25
Stated                                                    175           79,144,702.45                9.49
No Asset Verification                                      84           43,574,913.07                5.22
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                            1,424         $788,846,805.07               94.56%
Second Home                                                79           45,391,232.83                5.44
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
SF Detached                                             1,278         $716,868,899.10               85.93%
Condo Low Rise                                            142           69,710,543.00                8.36
Condo High Rise                                            50           28,352,495.35                3.40
2 Family                                                   12            8,111,044.65                0.97
Coop                                                       14            7,297,157.38                0.87
PUD                                                         7            3,897,898.42                0.47
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       23
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Purchase                                                  937         $501,845,062.07               60.16%
Rate/Term Refinance                                       434          258,027,164.83               30.93
Cash Out Refinance                                        132           74,365,811.00                8.91
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GEOGRAPHIC AREA:                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                        693         $389,725,861.56               46.72%
IL                                                         91           54,034,107.57                6.48
NY                                                         80           45,305,690.65                5.43
NJ                                                         81           44,777,478.98                5.37
VA                                                         84           42,440,152.08                5.09
FL                                                         51           27,312,249.97                3.27
MN                                                         39           23,439,954.05                2.81
MA                                                         44           23,363,425.69                2.80
MD                                                         39           21,849,463.06                2.62
WA                                                         39           19,742,354.60                2.37
Other                                                     262          142,247,299.69               17.05
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,503         $834,238,037.90              100.00$
========================================= ==================== ======================= ===================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       24
--------------------------------------------------------------------------------